PTA COMPREHENSIVE ALTERNATIVES FUND

A Series of Northern Lights Fund Trust

Class	I	shares	BPFIX
Class	A	shares	BPFAX
Class	C	shares	BPFCX

STATEMENT OF ADDITIONAL INFORMATION

May 17, 2013

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the PTA Comprehensive Alternatives Fund (the "Fund") dated September 1, 2012, and the Annual Report to Shareholders of the Fund dated April 30, 2012.  The Prospectus is incorporated into this SAI by reference (i.e., legally made a part of this SAI).  You can obtain copies of the Fund's Prospectus, annual or semiannual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-888-899-2726.  You may also obtain a Prospectus or shareholder report by visiting the Fund's website at www.PreservationTrust.com.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	36
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	38
MANAGEMENT	40
CONTROL PERSONS AND PRINCIPAL HOLDERS	49
INVESTMENT ADVISER AND SUB-ADVISERS	50
THE DISTRIBUTOR	55
PORTFOLIO MANAGERS	58
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	60
ALLOCATION OF PORTFOLIO BROKERAGE	62
PORTFOLIO TURNOVER	62
OTHER SERVICE PROVIDERS	63
DESCRIPTION OF SHARES	66
ANTI-MONEY LAUNDERING PROGRAM	66
PURCHASE, REDEMPTION AND PRICING OF SHARES	67
TAX STATUS	69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77
LEGAL COUNSEL	77
FINANCIAL STATEMENTS	77
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-78

THE FUND

The PTA Comprehensive Alternatives Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund, on a per-class basis and (ii) upon liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers three classes of shares:  Class I, Class A shares and Class C shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and the descriptions of the Fund's principal investment strategies are set forth under "Investment Objective, Principal Investment Strategies, Principal Investment Risks" in the Prospectus. The Fund's investment objective is not fundamental and may be changed by the Board without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest and strategies Preservation Trust Advisors, LLC (the "Adviser") or the Fund’s sub-adviser (s) may employ in pursuit of the Fund's investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities and Convertible Arbitrage

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Convertible Arbitrage

Convertible Arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is typically hedged by shorting the underlying common stock, the expected risk is considerably better than the rating of the unhedged bond may indicate.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).  The Fund may invest in exchange-traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.

Emerging Markets Securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.  The Fund may purchase ETFs and closed-end funds that invest in emerging market securities.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or a sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000.  The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bank Loans

The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower. The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loans and loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured typically offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

A loan is often administered by an "agent bank," which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated. The Fund does not expect all of the participations in which it invests to be rated. Even with respect to loans that are rated, the Adviser (or sub-adviser, if any) will perform a credit analysis of the borrower in order to make an investment decision. The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, it may be difficult or impossible to dispose of readily at what the Adviser (or sub-adviser, if any) believes to be a fair price. Further, valuation involves a degree of judgment and could result in significant variations in the Fund's daily share price.

The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. (See the discussion entitled "Illiquid and Restricted Securities.") The liquidity of each loan investment will be reviewed according to the requirements of the Trust's liquidity policy.

Investments in loans through a direct assignment of a participation may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Securities of Other Investment Companies

The Fund's investments in ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of the Fund's assets in any single such investment company, and (3) investing more than 10% of the Fund's assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual fund or exchange-traded or non-exchange-traded closed-end fund, within the limitations described above.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are typically then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or a sub-adviser, if any, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end fund that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end fund, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end fund may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser or a sub-adviser, if any, must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption request by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser or a sub-adviser, if any, determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser and sub-adviser(s), if any. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares, for example, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

High Yield (Junk) Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds are typically sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations.  States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.  The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA" or Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned, in part, by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned, in part, by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as  "modified pass-through securities. " These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac.  Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates ("PCs "), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO " class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of MBS with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index ("COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser or a sub-adviser, if any, to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Additional Risks

Risk of Potential Government Regulation of Derivatives.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act ") (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Commodity Pool Operator Regulation

The Trust, on behalf of the Fund, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, neither the Fund nor its Subsidiary, as defined below, is subject to registration or regulation as a commodity pool operator.  In January 2011, the Commodity Futures Trading Commission ("CFTC") published for comment a proposed amendment to certain of its rules that govern commodity pools.  If adopted as proposed, the rules would require the Fund, its Subsidiary and the Underlying Fund to be operated by an entity registered with the CFTC as a commodity pool operator and to comply with the various regulations that govern commodity pools.

Specific Risks Relating to Managed Futures Trading

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Commodity Interests Trading Is Speculative.  Commodity interest prices are highly volatile.  Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

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Commodity Interests Trading Is Highly Leveraged.  The low margin deposits normally required in trading commodity interests permit an extremely high degree of leverage.  Accordingly, a relatively small price movement in a commodity interest may result in an immediate and substantial loss to the investor.  For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred).  Like other leveraged investments, any commodity interest trade may result in losses in excess of the amount invested.

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Commodity Interests Trading May Be Illiquid.  Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day.  During a single trading day no trades may be executed at prices beyond the daily limit.  Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position.  Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading.  If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses.  Those losses could significantly exceed the margin initially committed to the trades involved.  In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place.  It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

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Trading Decisions Based on Technical Analysis.  Certain commodity managers use trading programs that use "technical" factors in identifying price moves.  The success of technical analysis depends upon the occurrence in the future of price movements.  Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow.  Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.  There is no assurance that any trading systems will generate profits under all or any market conditions.

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Reliance on Key Personnel.  Many commodity managers depend on the services of one or two key persons.  If they cannot or will not provide those services, it could adversely affect their ability to trade.

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Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position.  Most commodity managers control the commodity trading of other accounts. All positions and accounts owned or controlled the commodity managers and their principals are combined for position limit and accountability level purposes. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that a commodity manager will have to modify its trading instructions, and that positions held for the Fund will have to be liquidated. That could have a negative effect on the Fund's profitability.

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Increase in Amount of Funds Managed.  If any commodity manager manages more money in the future, including money form the Fund, such additional funds could affect its performance or trading strategies.

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Changes in the Number of Available Futures Contracts and Related Options.  U.S. and foreign exchanges have established new futures and options contracts in the past few years.  This trend could continue.  A commodity manager's trading strategy might not be successful trading those new contracts.

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Other Clients of Commodity Managers.  Commodity managers manage other accounts.  This increases the competition for the same trades which the Fund makes.  There is no assurance that the Fund's trading will generate the same results as any other accounts managed by a commodity manager.

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Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain the Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker's customers. In addition, even if a commodity broker adequately segregates the Fund's assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the commodity broker fail to satisfy deficiencies in such other customer's account.

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Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations.  Trading may occur on foreign exchanges and other non-U.S. markets.  Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.  The Fund is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars.  It also is possible that exchange controls could be imposed in the future.  There is no restriction on how much of the Fund's trading might be on foreign markets.

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Trading in Over the Counter Instruments.  The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets."  That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.  Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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Exchange for Physicals.  The Fund may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or a sub-adviser, if any. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or a sub-adviser, if any, to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Underlying Funds

The Fund invests a portion of its assets directly, or through its Subsidiary, in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles ("Underlying Funds").  Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy.  Some Underlying Funds use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $10,000,000.  The Underlying Fund can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements.  The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding.  The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds.  In addition, the leverage may make the Underlying Funds subject to more frequent margin calls.  Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal.  As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund.  However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Subsidiary or the Fund.  Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account.  For illustration purposes only, assume an Underlying Fund has assets of $50 million.  The Underlying Fund is notionally funded and uses a nominal trading level of $200 million.  The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000.  While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account.  The Underlying Funds are typically offered privately and no public market for such securities will exist.  However, shares of the Underlying Funds are redeemable at intervals of one week or less.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Fund's Adviser or a sub-adviser, if any, may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or a sub-adviser, if any, will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or a sub-adviser, if any, will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or a sub-adviser, if any, determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or a sub-adviser, if any, to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Wholly-Owned Subsidiary

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary "), which is expected to invest through Underlying Fund investments (or directly) primarily in commodity and financial futures and option contracts, as well as in swap contracts, structured notes and in fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1. Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.  Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several bases in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are securitized by real estate and securities of companies which invest or deal in real estate, including REITs);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund, except where a restriction applies to only one Fund as noted, may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's Adviser or a sub-adviser, if any, will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary will also follow the Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments when viewed on a consolidated basis with the Fund.  The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of the quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of the filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Adviser(s).  Personnel of the Adviser, and sub-advisers, if any, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the personnel to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, portfolio managers may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Union Bank of California, National Association.  Union Bank of California, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen Fund Audit Services, Ltd.  Cohen Fund Audit Services, Ltd. is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund's portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	94

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen (1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	94	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor (1) 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	106

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	106	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	94	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  See section titled Legal Proceedings in the SAI.

Legal Proceedings

On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser, the Sub-Advisers or the Fund.

The Order found that on certain occasions during the period January 2009 to December 2010, disclosures included in shareholder reports (concerning the Trustees’ adviser evaluation process under Section 15(c) of the 1940 Act) filed by certain funds of the Trust contained boilerplate disclosures that were materially untrue or misleading in violation of Section 34(b) of the 1940 Act.  These disclosures were included in the fund shareholder reports based on board minutes drafted by GFS, reviewed by the Trust’s outside counsel, and then reviewed and approved by the Trustees.  The Order found that the named Trustees therefore were a cause of these violations.  In addition, GFS failed to ensure that certain shareholder reports contained the required disclosures concerning the Trustees’ evaluation process and failed to ensure that certain series within the Trust maintained and preserved their Section 15(c) files in accordance with 1940 Act recordkeeping requirements.  Accordingly, GFS caused those funds’ violations of Sections 30(e) and 31(a) of the Investment Company Act and Rules 30e-1 and 31a-2(a)(6) thereunder.

The Order found that, during the relevant period, NLCS and the four named Trustees were also a cause of violations of Rule 38a-1(a)(1) under the 1940 Act, which requires registered investment companies to adopt and implement written compliance policies and procedures.  Specifically, the Order found that NLCS and the named Trustees failed to implement certain policies and procedures of the Trust that required the funds’ CCO to provide the advisers’ compliance manuals to the named Trustees for their review or, as an alternative, summaries of the compliance programs.  Rather than following this process, the Order found that the named Trustees’ approval of the advisers’ compliance programs was based primarily on their review of a brief written statement prepared by NLCS and a verbal representation by NLCS that such manuals were adequate.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter and will meet at least once annually.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan

Name and Position	Aggregate Compensation From Trust ***	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex**** Paid to Directors
L. Merrill Bryan*	$35,000	None	None	$40,000
Anthony J. Hertl	$90,000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
John V. Palancia	$39,000	None	None	$45,000
Mark H. Taylor	$74,000	None	None	$85,000
Michael Miola**	None	None	None	None

_______________

* Retired in December 2011

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

** There are currently multiple series comprising the Trust.  Trustees' fees are allocated equally to each Fund in the Trust.

*** The term "Fund Complex" includes to the Northern Lights Fund Trust, Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
John V. Palancia	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

Management Ownership

As of May 1, 2013, the Trustees and officers, as a group, owned less than 1.00% of the Fund's outstanding shares and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of May 1, 2013, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Shares	Percentage of Fund

Class I

LPL Financial

9785 Towne Centre Drive

San Diego, CA  92121-1968

NFS LLC FEBO

FBO Michael T Smith

Naples, FL 34110-2704

Schwab

101 Montgomery St

San Francisco, CA 94104-4122

Class C

Bailey Doris

707 2nd Avenue South

Minneapolis, MN 55402

Gilbert Ronald

707 2nd Avenue South

Minneapolis, MN 55402

Greetham James

707 2nd Avenue South

Minneapolis, MN 55402

Martin Thomas

Maiers Jr. Wallace

9785 Towne Centre Drive

San Diego, CA 92121-1968

Serb John

707 2nd Avenue South

Minneapolis, MN 55402

Redfern Robyn

707 2nd Avenue South

Minneapolis, MN 55402

333,981 27,052 21,464 2,549 4,373 3,205 2,059 3,191 1,914 2,046	80.40% 6.51% 5.17% 7.83% 13.43% 9.84% 6.32% 9.80% 5.88% 6.28%

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreements

Preservation Trust Advisors, LLC, located at One Embarcadero Center, Suite 1140, San Francisco, CA 94111, was formed in 2010 for the purpose of providing investment advisory services to pooled investment vehicles such the Fund and has no other clients.  Under the terms of the Investment Advisory Agreement between the Fund and PTA, the Fund pays the adviser an annual advisory fee equal to 1.25% of the Fund's average daily net assets.  This advisory fee is the same as that paid to the Fund’s prior adviser.  PTA has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2013 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, underlying fund or pool expenses, extraordinary expenses such as litigation or reorganization costs) will not exceed 2.23% for Class A shares, 2.98% for Class C shares, and 1.98% for Class I shares.  These expense limits are the same as those provided by the prior adviser.  The expense limit agreement between the Fund and PTA may be terminated only by the Fund's Board of Trustees on 60 days notice.  Waived fees and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the waiver or reimbursement) if such recoupment can be achieved within the foregoing expense limits.  Waived fees and reimbursed expenses can decrease the Fund's expenses and boost its performance.

The Adviser, under the supervision of the Board, agrees to invest the assets of the Fund, directly or through one or more sub-advisers, in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser expressed as a percentage of the Fund's average daily net assets:

Fund	Management Fees
PTA Comprehensive Alternatives Fund	1.25%

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends or interest on securities sold short, acquired fund fees and expenses, underlying fund or pool expenses, extraordinary or non-recurring expenses, at least until October 31, 2013, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  Please see the section below entitled "Investment Adviser" for a definition of what are considered to be extraordinary or non-recurring expenses.  Waiver/reimbursement is subject to possible recoupment from the applicable Fund in future years on a rolling three-year basis (within three years after the year in which the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

Class	Expense Cap	Minimum Duration
I	1.98%	October 31, 2013
A	2.23%	October 31, 2013
C	2.98%	October 31, 2013

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor") (c) the fees and certain expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The current Investment Advisory Agreement, was approved by the Fund’s shareholders on October 31, 2011  and will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Investment Advisory Agreement shall terminate automatically in the event of its assignment. During the fiscal period ended April 30, 2010, the Fund paid $123,499 in advisory fees, all of which were waived by the Fund's prior adviser.  During the fiscal year ended April 30, 2011, the Fund paid $163,555 in advisory fees to the Fund's prior adviser. During the fiscal year ended April 30, 2012, the Fund paid $86,758 in advisory fees, all of which was waived by the adviser.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser, whereby the Adviser pays such Sub-Adviser a fee calculated at an annual rate based on the average daily net assets of the fund managed by the sub-adviser. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, the Adviser, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days’ written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Coe Capital Management, LLC, 9 Parkway North, Suite 325, Deerfield, IL 60015, serves as sub-adviser to the Fund, subject to the authority of Northern Lights Fund Trust’s Board of Trustees and oversight by the Adviser.  As of April 27, 2012, Coe Capital Management, LLC has approximately $384 million in assets under management. The sub-adviser manages a portion of the Fund’s assets, utilizing a long/short equity strategy which is one of the Fund’s multiple alternative strategies which it employs. The sub-adviser manages the Fund in accordance with its investment objective, policies, and restrictions.  Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee based upon the portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser, not the Fund.  The sub-adviser began managing the Fund since May 31, 2012.  Therefore no sub-advisory fees have been paid as of April 30, 2012.

SSI Investment Management, Inc., 9440 Santa Monica Blvd, 8th Floor, Beverly Hills, CA 90210, serves as sub-adviser to the Fund, subject to the authority of Northern Lights Fund Trust’s Board of Trustees and oversight by the Adviser.  As of March 29, 2012, SSI Investment Management, Inc. has approximately $ 1.8 billion in assets under management. The sub-adviser manages a portion of the Fund’s assets utilizing a convertible arbitrage strategy which is one of the Fund's multiple alternative strategies which it employs.  The sub-adviser manages the Fund in accordance with its investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee based upon the portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser, not the Fund.  The sub-adviser is paid by the Adviser, not the Fund.  The sub-adviser began managing the Fund Since April 9, 2012.  Therefore no sub-advisory fees have been paid as of April 30, 2012.

Horizon Asset Management LLC (“Horizon”), 470 Park Avenue South, 4th Floor South, New York, New York 10016, serves as sub-adviser to the Fund, subject to the authority of the Northern Lights Fund Trust Board of Trustees and oversight by the Adviser.  Horizon is a subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”). The sub-adviser is responsible for managing a portion of the Fund’s assets. The sub-adviser manages the Fund in accordance with its investment objective, policies and restrictions.  Pursuant to a sub-advisory agreement between the Adviser and sub-adviser, the sub-adviser is entitled to receive an annual sub-advisory fee based upon the portion of the Fund's average daily net assets which it manages.  The sub-adviser is paid by the Adviser, not the Fund.

Codes of Ethics

The Trust, the Adviser, the Distributor and each sub-adviser,  each have adopted codes of ethics (the "Code") under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the ("Code"), which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies or the proxy policies of its designees and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  It is anticipated that the sub-advisers will vote all proxies for the portion of the Fund each manages.

Where a proxy proposal raises a material conflict between the Adviser's or a sub-adviser’s interests and the Fund's interests, the Adviser or sub-advisers’ will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party.  If the third party's recommendations are not received in a timely fashion, the Adviser or sub-adviser will abstain from voting the securities held by that client's account.  A copy of the Adviser's and sub-advisers’ proxy voting policies are attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-866-899-2726; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-899-2726 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and the state's securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended April 30, 2012:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$415	$0	$0	*

        * The Distributor received $9,099 from the Adviser as compensation for its distribution services to the Fund. The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund are authorized to pay the Distributor, as compensation for Distributor's account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A share and up to 1.00% for Class C shares of the Fund's average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund' investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal year ended April 30, 2012 the Fund paid $9,868 in distribution related fees pursuant to the Plan.  For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Period Ended April 30, 20112
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$2,795
Payment to dealers	$7,073
Compensation to sales personnel	None
Other	$0
Total	$9,868

PORTFOLIO MANAGERS

The following portfolio managers of the Fund are responsible for the day-to-day management of the Fund.

As of April 30, 2012, the portfolio manager was responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions
Christopher Wolf	0	N/A	2	$25	3	$14
Mark Coe	6	$70	5	$206	172	$103
George M. Douglas	3	$248	4	$228	3	$169
Alex Volz	3	$248	4	$228	3	$169
Murray Stahl*	12	$1,341	21	$1,100	811	$2,144
Steven Bregman*	2	$3.7	4	$221	4,245	$3,309
Peter Doyle*	12	$1,804	11	$919	776	$964

*As of December 18, 2012

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Christopher Wolf	0	N/A	0	N/A	0	N/A
Mark Coe	0	N/A	0	N/A	0	N/A
George M. Douglas	0	N/A	0	N/A	0	N/A
Alex Volz	0	N/A	0	N/A	0	N/A
Murray Stahl*	0	N/A	19	$856	4	$78
Steven Bregman*	0	N/A	2	$116	0	N/A
Peter Doyle*	0	N/A	7	$248	0	N/A

*As of December 18, 2012

Conflicts of Interest

The Adviser and sub-advisers have has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby a portfolio manager could favor one account over another. Further, a potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another. To eliminate these potential conflicts of interest, the Adviser and sub-advisers have each adopted policies and procedures to allocate trades pro rata between or among accounts managed.

Compensation.

Mr. Wolf is compensated through his ownership in the Adviser.

Mr. Coe is compensated through management fees (including performance fee) of the accounts managed by Coe Capital. Total compensation is generally not fixed, but rather is based on the AUM and performance of the accounts Mr. Coe manages. As the portfolio manager is the managing member of Coe Capital, his compensation is impacted by, and additional consideration by received depending upon, net results of the revenues and expenses of the firm.

Mssrs. Douglas and Volz are compensated through a combination of base salary, an annual performance-based bonus, and stock options. The performance-based bonus is based on the investment professional’s individual contribution to the product’s performance and success of the firm.

Horizon’s portfolio managers are responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund.  The portfolio managers are responsible for managing a portion of the assets of the Fund and may also manage other registered investment companies, certain of which are managed in a sub-advisory capacity.  Horizon’s portfolio managers may also manage unregistered funds and/or other pooled investment vehicles, separate accounts, and model portfolios.

Compensation of Horizon’s portfolio managers consists of a salary and discretionary bonus.  Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the firm, but are not tied directly to Fund performance.  Additionally, shareholders of the firm, some of whom are portfolio managers, derive the benefits normally associated with the ownership of a profitable corporation such as distributions of profits.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by each of the portfolio managers in the Fund as of April 30, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Christopher Wolf	$100,001-$500,000
Mark Coe	None
George M. Douglas	None
Alex Volz	None

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary.  It is expected that the Subsidiary will invest directly or through Underlying Fund investments primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is a company organized (on or about November 1, 2011) under the laws of the Cayman Islands, whose registered office is located at the offices of PTACA Fund, Limited, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Directors

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969.	Director Since 2011

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1962.	Director Since 2011

Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – 2011); In-house Counsel, The Dreyfus Funds (1999 – 2003)

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio.  The Subsidiary has also entered into arrangements with Union Bank, N.A. to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's transfer agent.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund.  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  If the Adviser employs one or more sub-advisers to manage any or all Subsidiary assets, each sub-adviser will be subject to substantially similar fee waiver provisions.  The Subsidiary will bear the fees and expenses incurred in connection with the custody and transfer agency services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund's, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal period ended April 30, 2010, the Fund paid brokerage commissions of $112,266. For the fiscal year ended April 30, 2011, the Fund paid brokerage commissions of $138,326.  If and when one or more sub-advisers is employed by the Adviser, the sub-advisers will be required to follow substantially similar allocation of brokerage policies. For the fiscal year ended April 30, 2012, the Fund paid brokerage commissions of approximately $122,712

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.  For the fiscal period ended April 30, 2011, the Fund's portfolio turnover rate was 469%. For the fiscal year ended April 30, 2012, the Fund's portfolio turnover rate was 552%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS an annual fee equal to the greater of a minimum fee of $36,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $35,885 for administrative fees. For the fiscal year ended April 30, 2011, the Fund paid $38,000 for administrative fees. For the fiscal year ended April 30, 2012, the Fund paid $41,085 for administrative fees.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Fund under the Agreement, the Fund will pay the Administrator a fee equal to a base fee of $24,300 and $5,400 for each additional class above one, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal period ended April 30, 2010, the Fund paid $32,078 for fund accounting fees. For the fiscal year ended April 30, 2011, the Fund paid $35,211 for fund accounting fees. For the fiscal period ended April 30, 2012, the Fund paid $35,224 for fund accounting fees.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the transfer agency services rendered to the Fund under the Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $16,200 or $16 per account. The Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal period ended April 30, 2010, the Fund paid $36,847 for transfer agency fees. For the fiscal year ended April 30, 2011, the Fund paid $26,158 for transfer agency fees.  For the fiscal year ended April 30, 2012, the Fund paid $30,232 for transfer agency fees.

Custodian

Union Bank, National Association (the "Custodian") 350 California Street 6th Floor, San Francisco, CA  94104 serves as the custodian of the Fund's assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Fund.  The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

GFS serves as "Custody Administrator" under the Fund's Custody Agreement with the Custodian, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal period ended April 30, 2010, the Fund paid $14,965 for compliance service fees. For the fiscal year ended April 30, 2011, the Fund paid $14,001 for compliance service fees.  For the fiscal year ended April 30, 2012, the Fund paid $14,040 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus.  Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by them are not reasonably practicable or it is not reasonably  practicable for the Fund to fairly to determine the value of their net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

o

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

o

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

o

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

o

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;

o

involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

o

other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, they will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on their net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include their share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. The shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders."  Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income."  "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary.  "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income.

In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH 44145, serves as the Fund's independent registered public accounting firm providing services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio  43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

 The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal year ended April 30, 2012.   You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-899-2726.

APPENDIX A

PRESERVATION TRUST ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Policy

Preservation Trust Advisors, LLC (“ADVISER” or “PTA”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Managed Accounts, Sub-Advisors, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

PTA votes proxies for the majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedure, PTA considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•

PTA may not maintain a written proxy voting policy as required by Rule 206(4)-6.

•

Proxies may not be voted in clients’ best interests.

•

Proxies may not be identified and voted in a timely manner.

•

Conflicts between PTA’s interests and the client may not be identified; therefore, proxies may not be voted appropriately.

•

The third-party proxy voting services utilized by PTA may not be independent.

•

Proxy voting records and client requests to review proxy votes may not be maintained.

PTA has established the following guidelines to help mitigate these risks.

General Policy

It is the policy of PTA to vote proxies in the interest of maximizing value for PTA’s clients taking into account relevant factors, including, but not limited to:

•

the impact on the value of the securities;

•

the anticipated costs and benefits associated with the proposal;

•

the effect on liquidity; and

•

customary industry and business practices.

Proxies are an asset of a client, which should be treated by PTA with the same care, diligence, and loyalty as any asset belonging to a client.

Abstaining from Voting or Affirmatively Not Voting

On occasion, PTA may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Clients.  In making such a determination, PTA will consider various factors, including, but not limited to:  (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  However, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Procedures for Proxies

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the Proxy Manager.  The proxy materials are then opened by the Proxy Manager.  The ticker symbol for the security noted on the proxy is located. An email is sent to the person in charge about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares. The number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Confirmation Report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to Adviser’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Running the report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the confirmation of share report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale of the vote shall be part of the proxy voting record of PTA and shall be retained in accordance with the Adviser Act.

Once the Portfolio Manager has voted the proxies, they will be given to the person in charge for processing after review by Proxy Manager. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and the Confirmation Report, and filed in chronological order, just like proxies that are mailed.

The Proxy Manager then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

 Should ADVISER receive any requests from clients regarding proxy voting, the Proxy Manager will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Proxy Manager shall be Lise Honore

Proxy Committee shall be comprised of the following persons:

1)

 Lise Honore

2)

 Christopher Wolf

3)

 Kai Robinson

A quorum of the Proxy Committee shall be comprised of at least one member from the list above.

Record of Proxy Voting

PTA will have available, written or electronic copies of each proxy statement received and of each executed proxy (PTA may rely on statements submitted to EDGAR for this requirement).  In addition, Northern Lights Compliance Services, LLC will retain Form N-PX Proxy Voting Record, as duplicates, a sample of the Form N-PX Proxy Voting Record is attached below.

The CCO will maintain a record of each written request from a client/investor for proxy voting information and PTA’s written response to any request (oral or written) from a client/investor for proxy voting information.

Conflicts of Interest

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

▪

Conflict: PTA retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in PTA’s client portfolios.  For example, PTA may be retained to manage Company A’s pension fund.  Company A is a public company and PTA client accounts hold shares of Company A.  This type of relationship may influence PTA to vote with management on proxies to gain favor with management.  Such favor may influence Company A’s decision to continue its advisory relationship with PTA.

▪

Conflict: PTA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in PTA’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪

Conflict: PTA’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an Employee may be a high-level executive of an issuer that is held in PTA’s client portfolios.  The spouse could attempt to influence PTA to vote in favor of management.

▪

Conflict:  PTA or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in PTA’s client portfolios.  For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The Employee(s) could oppose voting the proxies according to the policy and successfully influence PTA to vote proxies in contradiction to the policy.

PTA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair PTA’s ability to vote proxies in an objective manner.  Upon detection that a material conflict of interest exists in a proxy situation, the CCO in conjunction with the CIO, and outside counsel if necessary, will decide on a course of action. If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

·

proxy consultant;

·

research analyst;

·

proxy voting department of a mutual fund or pension fund; or

·

Compliance consultant.

In addition, any attempts by others within PTA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO.  Further, any attempts by persons or entitles outside PTA to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

Procedures for PTA’s Receipt of Class Actions

PTA does not participate in Class Actions on behalf of PTA’s clients as disclosed in the Funds’ documents and the ADV Part II.

Procedures for PTA’s Receipt of Corporate Actions

1.

PTA shall maintain documentation of all proposed corporate actions received regarding companies held in PTA portfolios.

2.

PTA shall vote on each corporate action received taking into account the best interests of PTA’s clients.

3.

PTA shall maintain a record of all corporate action solicitations received and PTA’s responses thereto.

Recordkeeping

PTA will maintain the documentation described in the following section for a period of not less than five years, the first two years at its principal place of business.  The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪

Any request, whether written (including email) or oral, received by any Employee of PTA, must be promptly reported to the CCO and the CIO.  All written requests must be retained in the permanent file.

▪

The CIO or CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

▪

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of PTA for the period requested.  Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Preservation Trust Advisors, LLC.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated).”

▪

Furnish the information requested, free of charge, to the client within a reasonable time period (within ten business days).  Maintain a copy of the written record provided in response to client’s written (including email) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪

Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy voting policy and procedures:

▪

Sub-advisors will have their own proxy voting policy and procedures to be reviewed initially and at least annually thereafter as part of its due diligence process by PTA.   The sub-advisors are to report its own proxy voting to PTA by completing the N-PX Proxy Voting Record.  Each sub-advisor’s N-PX Proxy Voting Record will be incorporated into the PTA Master N-PX Proxy Voting Record for the N-PX Proxy Voting Record annual filing to SEC’s EDGAR.

Proxy statements received regarding client securities:

▪

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: PTA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪

A record of how PTA voted client proxies.

▪

Documents prepared or created by PTA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

PTA will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how PTA voted their securities; and (iii) that clients may request a copy of these policies and procedures.

Proxy Solicitation

                As a matter of practice, it is PTA’s policy to not reveal or disclose to any client how PTA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  PTA will never disclose such information to unrelated third parties.

                The CIO and CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any Employee accept any remuneration in the solicitation of proxies.  The CIO shall handle all responses to such solicitations.

Coe Capital Management LLC

Proxy Voting Policies and Procedures

CCM’s policy is to not vote proxies on behalf of clients, with the exception of some of the registered mutual funds sub-advised by CCM and clients who have delegated such authority to us in writing. CCM makes the appropriate disclosures regarding proxy voting in its ADV Part 2 (brochure) under item 17.

As CCM understands that proxy voting is an important right of clients, in the event a client notifies CCM in writing that they want CCM to vote proxies, and if CCM agrees, then CCM will seek to vote proxies with the best economic interests of its client(s) in mind and in accordance with its written policies and procedures.. Additionally CCM will address any potential conflicts that might arise in voting proxies and will maintain all required and appropriate records regarding proxy voting policies and voting records for client portfolios.

5.3.7.1 Voting Responsibility and Guidelines

CCM has contracted with Institutional Shareholder Services (“ISS”), an unaffiliated third party proxy vendor to monitor and vote CCM client proxies for clients that have delegated responsibility to CCM. ISS maintains written guidelines to reflect its current vote recommendations. CCM has reviewed these guidelines and worked with ISS to establish instructions on when ISS should vote proxies according to its written guidelines and when ISS must contact CCM for a vote decision. The fundamental guideline in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of CCM to have ISS vote proxies in accordance with their written guidelines (“Proxy Voting Guidelines”).

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, CCM may instruct ISS to vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

CCM will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of CCM’s required books and records.

5.3.7.2 Conflicts of Interest

If at anytime, CCM and/or ISS become aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the CCO. Conflicts of interest will be handled in various ways depending on the type and materiality.  This includes:

1.

Where the Proxy Voting Guidelines outline the voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the Proxy Voting Guidelines.

2.

Where the Proxy Voting Guidelines outline the voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the proxy may be voted pursuant to client direction.

The CCO or designee will periodically perform a due diligence review of ISS to help ensure that any and all conflicts have been disclosed and that ISS has policies, procedures and internal controls in place regarding identifying and handling conflicts of interest.

5.3.7.3 ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with CCM, the Firm’s policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

5.3.7.4 Special Situations

CCM may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed CCM that it wishes to retain the right to vote the proxy, CCM will instruct the custodian to send the proxy material directly to the client, 2) where CCM deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with CCM, 4) where a proxy is received for a security CCM no longer manages (i.e. CCM had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain CCM mutual fund clients may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, CCM generally will not be able to vote any security that is out on loan to a borrower on a proxy record date. However, CCM reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

5.3.7.5 Mirror Voting Policy

In some instances CCM may serve as an investment advisor to certain investment companies (under a separate sub-advisory agreement). These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is CCM’s policy to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are filed and maintained for future reference.

5.3.7.6. Recordkeeping Requirements

CCM will maintain the following records under these policies and procedures:

1. A copy of all proxy voting policies and procedures.

2. A record of client’s written delegation of proxy voting authority.

3. A copy of each proxy statement received regarding client’s securities.

4. A record of each vote cast on behalf of a client.

5. A copy of any document created by CCM that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

6. A copy of each written client request for information on how proxies were voted on behalf of the requesting client, and a copy of any written response by CCM to any (written or oral) client request for information on how proxies were voted on behalf of the requesting client.

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally the Adviser’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

SSI Investment Management, Inc.,

PROXY VOTING POLICIES AND PROCEDURES STATEMENT

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting.  This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures.  Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A.

Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority.  All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

Use of Proxy Voting Service.

The Firm has retained the services of Institutional Shareholder Services, “ISS.” which provides research and recommendations on proxy voting issues.  Institutional Shareholder Services has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that Institutional Shareholder Services has adopted and implemented to insulate Institutional Shareholder Services’ voting recommendations from incentives to vote the proxies to further their relationships with issuers.

Discretionary Accounts.

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to Institutional Shareholder Services all proxy solicitation materials received with respect to that Discretionary Account.  Institutional Shareholder Services will review the securities held in its Discretionary Accounts on a regular basis to confirm that Risk Metrics receives copies of all proxy solicitation materials concerning such securities.

The Firm, through Institutional Shareholder Services, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts.  The Firm has instructed Institutional Shareholder Services to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account.  The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.   The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for ensuring that all proxy statements are received and that the Firm responds to them in a timely manner.

Company Information.  The Firm, through Institutional Shareholder Services, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account.  Institutional Shareholder Services evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Institutional Shareholder Services considers it appropriate and when it is reasonably available.

Proxy Voting Policies.

The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

the proposal has a positive economic effect on shareholder value;

the proposal poses no threat to existing rights of shareholders;

the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

the proposal has an adverse economic effect on shareholder value;

the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate.  Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

From time to time, Institutional Shareholder Services provides to the Firm more detailed proxy voting guidelines, in accordance with this section C(2), the most recent version of which SSI maintains and will be followed by Institutional Shareholder Services when voting proxies.

Conflicts of Interest.  Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting.  The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company.  If a material conflict of interest arises, the Firm will vote all proxies in accordance with section C(2).  The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.  When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section C(2) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section C(2)), and request that the Client consent to the Firm’s intended response.  With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors.  If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice.  If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

Shareholder Proposals by the Firm.  The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund.  The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent.  The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections C(2), unless otherwise directed by the Discretionary Account Client.

Proxy Vote Summaries.  At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA")(such Investment Fund a "Registered Fund")), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy.  Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security;

The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the registrant cast its vote on the matter;

How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

Whether the registrant cast its vote for or against management.

Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client.  The Firm will vote any such proxy as directed by that Client.  At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy.  No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

Records.

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section C(5) hereof.  The Firm may delegate to a third party the duty to keep the records identified in sections C(5) and E if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund.  Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party's office, as the case may be).  The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

Horizon Kinetics

PROXY VOTING POLICIES AND PROCEDURES

I.

INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC (collectively the “Advisers”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies.  The Advisers are investment advisers to an investment company (Kinetics Portfolios Trust) and institutional and private clients (together, the “Other Clients”) (Other Clients and Kinetics Portfolios Trust hereinafter referred to collectively as the “Clients”).  Pursuant to these Policies and Procedures, the Advisers shall vote proxies (a) on behalf of Kinetics Portfolios Trust and (b) on behalf of Other Clients for whom the Advisers have been given and agreed to accept voting authority.   The fundamental guideline followed by the Advisers in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its Clients and the value of the investment.

II.

ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System.  The Advisers have delegated responsibility for the administration of proxy voting Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation, through the Internet- based proxy voting system operated by ISS.

Accordingly, ISS:

a.  processes all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b. applies ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Advisers have reviewed, analyzed, and determined to be consistent with the views of the Advisers on the various types of proxy proposals; and

c.  maintains appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

Accordingly, the Advisers Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate.  A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A.

The Advisers have given an authorization and direction letter to each Client’s custodian, which custodian then forwards all proxy statements received on behalf of the Client directly to ISS to vote the proxies.  The Advisers update ISS’ Client list on a periodic basis.

When (i) the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, or (ii) ISS recuses itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue, ISS notifies the Advisers’ Proxy Administrator.  The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s) to determine whether the Advisers should vote the proxy.  In determining whether to vote a particular proxy, the Advisers will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote.  If the Advisers determine to vote the proxy, the Proxy Administrator will instruct ISS accordingly. The CCO, GC or CIS will use his or her best judgment in voting proxies on behalf of Clients.

In evaluating how to vote a proxy, the CCO, GC or CIS may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Proxy Administrator.  The Advisers designate the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”).  In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines.  Periodically, on request, the Advisers will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Advisers’ Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Advisers and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Advisers’ views on the various types of proposals covered by the ISS Proxy Voting Guidelines.  The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Advisers will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients.  The Advisers also shall review the Advisers’ Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Advisers believe are in the best interests of its clients.  The adherence to pre-determined proxy voting guidelines by the Advisers and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Advisers’ Clients.

Nevertheless,  if  a  proxy  proposal  were  to  create  a  conflict  of  interest  between  the interests of a Client and those of the Advisers, the proxy will be voted strictly in conformity with the recommendation of ISS.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Advisers.  The CCO, GC or CIS of the Advisers would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Advisers shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of Clients other than Kinetics Portfolios Trust, the Advisers: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Advisers who manage proxy voting through

ISS shall not be influenced by outside sources.

III.

REPORTING AND RECORD RETENTION

The Advisers or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.

A copy of these Proxy Policies and Procedures. II.

 A copy of the ISS Proxy Voting Guidelines.

III.

A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.

Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii)  the  Council  on  Uniform  Security  Identification  Procedures  (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Advisers cast its vote on the matter; (viii) how the Advisers cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Advisers cast its vote for or against management.

IV.

A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.

A copy of each written Client request for proxy voting information and a copy of any written response by the Advisers.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.  The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at   www.horizonkinetics.com  as  well  as   www.kineticsfunds.com.    Questions  related  to  the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC Attn: Proxy Administrator

470 Park Avenue South

New York, NY 10016